UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2003

EARL SCHEIB, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-4822	95-1759002
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

15206 Ventura Boulevard Suite 200	91403
Sherman Oaks, California	(Zip Code)
(Address of principal executive offices)

(818) 981-9992

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

                See Press Release attached as Exhibit Number 1 disclosing Registrant’s retention of Ryan Beck & Co. as its exclusive financial advisor to explore strategic alternatives for the Registrant.

Item 7. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 20, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARL SCHEIB, INC. (Registrant)

Date: May 20, 2003	By:	/s/Christian K. Bement
	Name:	Christian K. Bement
	Title:	President and Chief Executive Officer